UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04605
                                                   ---------------------

                           First Financial Fund, Inc.
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           1680 38th Street, Suite 800

                                Boulder, Co 80301
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             Stephen C. Miller, Esq.
                           1680 38th Street, Suite 800
                                Boulder, Co 80301
            --------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 303-444-5483
                                                           -------------
                     Date of fiscal year end: March 31, 2004
                                              --------------
                    Date of reporting period: March 31, 2004
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

LETTER FROM THE CHAIRMAN                                          MARCH 31, 2004

FELLOW SHAREHOLDERS:

The Board of Directors is very pleased with the Fund's performance for fiscal year ending March 31, 2004. A 55.00% return is an outstanding performance. The Board is also proud of the Fund's recognition by Lipper as having achieved the highest 10 year return for any closed-end equity fund for the period ending December 31, 2003. Speaking for the entire Board, we wish to recognize and thank the Fund's adviser, Wellington Management Company, LLP, and more specifically Nick Adams, the Fund's portfolio manager. The Fund's fine performance is an illustration of their commitment to us as shareholders. We continue to support Wellington Management and Mr. Adams in ways they feel will benefit the Fund.

To that end, you will receive shortly the Fund's Proxy Statement with regard to the upcoming annual meeting of stockholders. The Proxy Statement will contain a number of proposals, including a proposal to broaden the Fund's concentration policy. Currently, the Fund must invest at least 65% of its assets in securities issued by "savings and banking institutions, mortgage banking institutions" or their holding companies. The proposal would broaden the universe of financial companies in which the Fund might invest and is intended to give the Fund's portfolio manager needed investment flexibility and options. Please refer to Nick's letter for additional information on this issue. The Fund's investment objective and other fundamental policies would remain unchanged.

The Proxy Statement will also recommend a comprehensive set of proposals to implement a number of what might be referred to as "shareholder-friendly" practices in the corporate governance area, including one which seeks to declassify the Board. Generally, these proposals seek to eliminate or modify a number of current charter or bylaw provisions that are often viewed as limiting accountability and insulating management from stockholders. Further details may be found in the upcoming Proxy Statement.

When you receive your Proxy Statement, please respond promptly so that the Fund can save on proxy solicitation expenses.

Thank you for your support of the Fund. We remain committed to providing a quality investment fund to you, our fellow shareholders.

Sincerely,

/S/ SIG
Joel Looney
Chairman of the Board

--------------------------------------------------------------------------------
                                        1

LETTER FROM THE ADVISER                                           MARCH 31, 2004

DEAR FELLOW SHAREHOLDERS:

Our Fund returned 55.00% for the fiscal year ending March 31, 2004, outperforming comparative benchmarks. These results came notwithstanding an outsized cash position for most of the year. Once again, our cautious outlook proved wrong or at least, premature. On a more positive note, the Fund had the highest returns of any closed-end equity fund, according to Lipper, for the 10 years ending December 31, 2003. The achievements could not have occurred without the support of our shareholders and Board of Directors. Thank you.

--------------------------------------------------------------------------------
                                  TOTAL RETURN
                          FOR THE PERIODS ENDED 3/31/04
----------------------------------------------------------------------------------------------
                                      6 MOS.          1 YEAR         3 YEARS        5 YEARS
   FIRST FINANCIAL FUND'S NAV          22.6%           55.0%          33.1%          28.4%
   S&P 500                             14.1            35.1            0.6           -1.2
   NASDAQ Composite*                   11.9            49.3            2.9           -4.0
   NASDAQ Banks*                       13.7            35.3           16.1           11.0
   SNL All Daily*                      19.1            44.6           21.4           17.5
   SNL MBS REITS*                      34.5            70.2           47.0           24.0
----------------------------------------------------------------------------------------------

Sources: Lipper Analytical Services, Inc. and Wellington Management Company, LLP
* Principal Only

This past fiscal year was characterized by a grudging but determined rebound in the economy and a very steep yield curve made possible by an exceedingly accommodative Fed. Such an environment was ideal for mortgage bankers, mortgage REIT's and banks indulging in the "carry" trade - borrowing short and lending long. Low rates, lots of liquidity and a punk commercial lending environment all contributed to an acceleration in bank acquisition activity. Finally, an extended hard market in property and casualty insurance fueled a continued rebound in the stocks of this sector. 2003 was a propitious year for almost all of financial services.

After the strong run of the past few years, the Fund reduced its allocation to mortgage REIT's (4%). Finding new names in the insurance area (13%) increased that sector's weighting, while the banks and thrifts (59%) grew mostly through appreciation. Our emphasis on mortgage bankers (11%) proved beneficial in the low rate, steep yield curve environment. This years top contributor was Countrywide Financial Corporation, a mortgage banker that continues to gain share, intelligently diversify and deliver mortgage related products at the lowest prices. Their strength in loan servicing and interest rate risk management should leave them well positioned even as interest rates rise. Hudson City

--------------------------------------------------------------------------------

Bancorp, another top contributor, benefited from the steep yield curve and speculation over its converting from a mutual holding company to full stock. Fueling Resource America's outsized returns were successful liquidations of a number of discount real-estate loans and a well-run subsidiary in the natural gas exploration, production and syndication business.

Looking ahead, we harbor a number of concerns. Interest rates, at long last, are on the rise. Higher rates will slow many areas of mortgage lending as well as challenge those dependent on the "carry trade." We wonder whether higher rates will also hurt real estate values, the primary source of collateral for most thrifts and community banks. Higher rates mean fewer refinancings. Refinancing to lower the debt burden has been an important stimulant to both the consumer and business. It has also kept some loans from going bad ("the rolling loan gathers no loss"). The economy will surely miss refinancings. Another of our worries concerns pricing. Core deposit pricing (including NSF charges), loan pricing and insurance pricing all have remained reasonably disciplined. However, as capital builds in the system with few areas of distress, the urge to offset margin pressures with volume may be the trigger that ignites irrational and ultimately destructive pricing. We will be on the look out for early signs. Finally, financial stocks have done well for a very long time now. As a percent of stock market capitalization, they have once again eclipsed technology and are approaching what energy represented back in the energy crisis of 1980. We are overdue for a correction.

Consolidation and aggregation of financial services has increased markedly since the Fund's inception 18 years ago. Banks, for example, are now in the insurance and investment banking business. Mortgage REIT's do what used to be the mainstay of the thrift industry. Consumer and commercial finance companies make loans that banks used to make and even offer wholesale deposits. As a result, we need your support for increased flexibility in the Fund's concentration limit. A new, more up-to-date definition of financial services companies will be outlined in the Fund's upcoming annual proxy. Be assured that this request does not reflect a change in the Fund's investment philosophy but rather a recognition of the changing structure and nomenclature of financial services in the United States.

We appreciate your continued interest in and support of the Fund.

Sincerely,

/S/ SIG
Nicholas C. Adams

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2004         FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

SHARES       DESCRIPTION                          VALUE (NOTE 1)
-----------------------------------------------------------------

LONG TERM INVESTMENTS-99.3%
COMMON STOCKS-DOMESTIC-94.2%
-----------------------------------------------------------------
BANKS & THRIFTS-32.6%
   53,500    Bank of America Corporation           $  4,332,430
   32,400    Bank of Oak Ridge*                         437,400
  538,450    Bay View Capital Corporation             1,200,743
  164,000    Boston Private Financial
               Holdings, Inc.                         4,592,000
   50,400    Cardinal Financial Corporation*            483,840
  112,485    CB Bancshares, Inc.                      7,861,577
  188,007    CCF Holding Company (e)                  5,019,787
  142,700    City National Corporation                8,547,730
   62,000    Coast Financial Holdings, Inc.*            918,220
   60,000    Community Bank San Jose
             California (a)(b)                        2,707,800
  195,000    Dime Bancorp, Inc.*                         37,050
    9,000    Fidelity Southern Corporation              132,840
   20,199    First Citizens BancShares, Inc.,
               Class A                                2,484,477
   16,600    First Indiana Corporation                  334,490
   50,000    First Regional Bancorp* (a)              1,361,250
  230,250    First Republic Bank                      8,878,440
  242,200    FleetBoston Financial Corporation       10,874,780
   71,468    F.N.B Corporation                        1,522,983
  325,100    Franklin Bank Corporation* (a)(c)        5,439,248
   30,000    Hanmi Financial Corporation                797,700
  198,316    Hanmi Financial Pipe (a)                 4,745,900
  280,000    Hibernia Corporation, Class A            6,577,200
   71,500    IBERIABANK Corporation                   4,207,775
  219,600    MetroCorp Bancshares, Inc.               3,228,120
  336,000    North Valley Bancorp (e)                 5,967,360
  292,459    Pacific Union Bank                       8,583,672
   37,500    Signature Bank*                            783,750
  271,100    Southwest Bancorp, Inc.                  4,690,030
  100,000    Sterling Eagle (a)(b) (e)                1,000,000
  249,400    Sun Bancorp, Inc.*                       6,307,326
  335,542    Taylor Capital Group, Inc.               7,734,243
   21,100    Team Financial, Inc.                       255,521
   23,700    Texas United Bancshares, Inc.              449,826
   18,400    The Bank Holdings, Inc.*                   278,760
  218,900    The Bancorp Bank*                        3,940,200
  130,000    Transatlantic Bank* (a)                  1,267,500
   35,000    TriCo Bancshares                         1,308,300
   36,400    Trustmark Corporation                    1,059,240
   59,500    UMB Financial Corporation                3,016,650
  150,400    UnionBanCal Corporation                  7,879,456
   36,750    Westbank Corporation                       841,575
   36,700    Yardville National Bancorp                 906,490
                                                   ------------
                                                    142,993,679
                                                   ------------
-----------------------------------------------------------------
SAVINGS & LOANS-25.9%
   12,800    Abington Bancorp, Inc.                     578,418
   98,600    Bank Mutual Corporation                  1,103,334
   60,900    BostonFed Bancorp, Inc.                  2,088,870
  129,280    Broadway Financial Corporation (e)       1,745,280
  162,700    CFS Bancorp, Inc.                        2,383,555


SHARES       DESCRIPTION                          VALUE (NOTE 1)
-----------------------------------------------------------------
SAVINGS & LOANS - CONTINUED
   24,400    Charter Financial Corporation         $    960,628
   71,800    Chesterfield Financial Corporation       1,866,800
  238,500    Citizens First Bancorp, Inc.             5,762,160
   37,600    Commercial Federal Corporation           1,037,760
  120,900    Downey Financial Corporation             6,395,610
  413,565    Fidelity Federal Bancorp*                  822,994
  169,600    First Federal Bancshares, Inc. (e)       5,512,000
   24,000    First PacTrust Bancorp, Inc.               543,360
  163,100    FirstFed America Bancorp, Inc.           4,545,597
  252,000    FirstFed Bancorp, Inc. (e)               2,018,520
  151,600    FloridaFirst Bancorp, Inc.               4,090,168
  114,400    Golden West Financial Corporation       12,807,080
   99,300    Greenpoint Financial Corporation         4,340,403
  103,100    Hawthorne Financial Corporation*         4,535,369
   90,000    HMN Financial, Inc.                      2,471,400
  170,400    Hudson City Bancorp, Inc.                6,447,936
  116,500    Northeast Pennsylvania Financial
               Corporation                            2,143,600
  200,400    Ocwen Financial Corporation*             1,937,868
  163,300    Pacific Premier Bancorp, Inc.*           2,188,057
   94,800    Parkvale Financial Corporation           2,716,968
   25,300    People's Bank                            1,176,197
  165,930    Perpetual Federal Savings Bank (e)       3,982,320
  450,000    Provident Bancorp, Inc.                  5,332,500
  456,525    Provident Financial Holdings, Inc.(e)   11,860,519
   36,000    Rainier Pacific Financial Group, Inc.      580,320
   40,650    Redwood Financial, Inc.*(e)                733,733
   90,000    River Valley Bancorp (e)                 2,088,090
   32,500    St. Landry Financial
               Corporation* (d)(e)
               (12/01/98-cost $471,413)                 858,000
  172,000    Woronoco Bancorp, Inc.                   6,140,400
                                                   ------------
                                                    113,795,814
                                                   ------------

-----------------------------------------------------------------
MORTGAGE & REITS-15.6%
   68,000    Accredited Home Lenders Holding
               Company*                               2,679,200
   89,700    American Home Mortgage Investment
               Corporation                            2,583,360
   77,000    Arbor Realty Trust, Inc.*(a)(c)(e);
               REIT                                   5,775,000
  424,000    Bimini Mortgage Management, Inc.(a)      6,360,000
  242,633    Countrywide Financial Corporation       23,268,505
  254,900    Freddie Mac                             15,054,394
  104,300    Luminent Mortgage Capital, Inc.;
               REIT                                   1,475,845
  272,590    Medical Office Properties, Inc.*(a)(c);
               REIT                                   3,219,288
  419,500    Medical Properties Trust, Inc. (a)(c);
               REIT                                   4,195,000
   91,204    Newcastle Investment Corporation;
               REIT                                   3,073,575
  155,504    Newcastle Investment Holdings
               Corporation (a)(b); REIT                 777,520
                                                   ------------
                                                     68,461,687
                                                   ------------

--------------------------------------------------------------------------------

 See Notes to Financial Statements.      4

PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2004         FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

SHARES       DESCRIPTION                          VALUE (NOTE 1)
-----------------------------------------------------------------
INSURANCE-13.7%
  310,800    21St Century Insurance Group          $  4,475,520
  124,900    Aspen Insurance Holdings, Ltd.           3,216,175
   88,000    Assurant, Inc.*                          2,213,200
  204,200    Bristol West Holdings, Inc.*             4,165,680
  279,100    Mercer Insurance Group, Inc.*            3,564,107
  394,500    Ohio Casualty Corporation*               7,886,055
   44,900    Old Republic International
               Corporation                            1,102,744
  220,100    Penn-America Group, Inc.                 3,226,666
  128,500    Platinum Underwriters Holdings, Ltd.     4,118,425
  163,400    Safety Insurance Group, Inc.             3,104,600
   36,600    The CHUBB Corporation                    2,545,164
  120,300    Travelers Property Casualty
               Corporation, Class A                   2,063,145
  263,900    United National Group, Ltd.*             4,475,744
   26,100    White Mountains Insurance Group,
               Ltd.                                  13,689,450
                                                   ------------
                                                     59,846,675
                                                   ------------
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-3.3%
  600,000    Centennial Bank Holdings, Inc. (a)       6,000,000
   25,000    CMET Finance Holdings, Inc. (a)          2,500,000
  250,000    Online Resources Corporation*            1,492,500
  456,700    Spirit Finance Corporation               4,567,000
                                                   ------------
                                                     14,559,500
                                                   ------------
-----------------------------------------------------------------
OTHER-3.1%
  729,186    Resource America, Inc., Class A         13,489,941
                                                   ------------
             Total common stocks-domestic
               (cost $278,637,979)                  413,147,296
                                                   ------------

COMMON STOCKS-FOREIGN-3.0%
-----------------------------------------------------------------
BERMUDA-1.9%
  410,000    Alea Group Holdings AG*                  1,808,457
  103,100    IPC Holdings Ltd., ADR                   4,061,109
   58,400    Montpelier Re Holdings Ltd.              2,174,816
                                                   ------------
                                                      8,044,382
                                                   ------------
-----------------------------------------------------------------
CANADA-1.1%
  152,300    Canadian Western Bank                    4,930,846
                                                   ------------
             Total common stocks-foreign
               (cost $10,591,713)                    12,975,228
                                                   ------------
-----------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS-1.3%
   22,650    Capital One Financial Corporation,
               Conv. Pfd., 6.25%, 5/17/05             1,234,425
  161,940    Taylor Capital Trust 1, Cum.
               Conv. Pfd., 9.75%, 10/21/32 (e)        4,675,208
                                                   ------------
             Total Convertible Preferred Stocks
               (cost $4,791,690)                      5,909,633
                                                   ------------

SHARES         DESCRIPTION                         VALUE (NOTE 1)
-----------------------------------------------------------------
WARRANTS-0.0%**
        1    Citigroup, Inc., Litigation Tracking
             Warrant, Expires 12/31/50*            $          1
    3,680    The Bank Holdings, Inc., Warrant,
             Expires 5/21/06*                            18,400
                                                   ------------
             Total Warrants
             (cost $0.00)                                18,401
                                                   ------------
PRINCIPAL
AMOUNT
(000)
-----------------------------------------------------------------
CONVERTIBLE BONDS-0.8%
   $3,200    First Regional Bancorp,
             6.00%, 10/30/23 (a)(e)
             (cost $3,200,000)                        3,664,960
                                                   ------------
             Total long-term investments
               (cost $297,221,382)                  435,715,518
                                                   ------------
SHORT TERM INVESTMENTS-4.5%
-----------------------------------------------------------------
REPURCHASE AGREEMENT-4.5%
   19,600    Agreement with Gold Tri-Party, 1.08%,
             dated 3/31/04, to be repurchased at
             $19,600,588 on 4/1/04, collateralized by
             $19,992,000 market value of a U.S.
             Treasury Bond, 5.00%, 3/1/34
             (cost $19,600,000)                      19,600,000
                                                   ------------
-----------------------------------------------------------------
TOTAL INVESTMENTS-103.8%
             (cost $316,821,382***)                 455,315,518
             Liabilities in excess of other
               assets-(3.8%)                        (16,742,605)
                                                   ------------
             Net Assets-100%                       $438,572,913
                                                   ============

-----------------------------
*   Non-income producing security.
**  Amount represents less than 0.1% of the net assets.
*** Aggregate cost for Federal tax purposes is $318,086,071.
(a) Indicates a fair valued security. Total market value for fair valued securities is $49,013,466, representing 11.18% of the total net assets.
(b) Private Placement restricted as to resale and does not have a readily available market.
(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.
(d) The security has been determined by the Manager to be an illiquid security because it is restricted or because there is exceptionally low trading volume in the primary trading market for the security at March 31, 2004. Date represents acquisition date.
(e) Affiliated  Company.  See  Note  9  to  Financial  Statements.
ADR-American Depository Receipt.
REIT-Real Estate Investment Trust.


--------------------------------------------------------------------------------
 See Notes to Financial Statements.        5

STATEMENT OF ASSETS AND LIABILITIES                   FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

ASSETS                                                                                 MARCH 31, 2004
                                                                                       --------------
Investments, at value (Cost $316,821,382) (Note 1)
    See accompanying schedule .....................................................    $  455,315,518
Cash ..............................................................................            92,221
Receivable for investments sold . .................................................         3,914,710
Dividends and interest receivable . ...............................................           598,324
Prepaid expenses and other assets .................................................           216,275
                                                                                       --------------
   Total Assets ...................................................................       460,137,048
                                                                                       --------------
LIABILITIES
Payable for investments purchased .................................................        20,685,632
Investment advisory fee payable (Note 2) ..........................................           685,535
Administration and Co-administration fees payable (Note 2) ........................            76,202
Audit fees and expenses payable ...................................................            27,815
Directors' fees and expenses payable (Note 2) .....................................            20,396
Accrued expenses and other payables ...............................................            68,555
                                                                                       --------------
   Total liabilities ..............................................................        21,564,135
                                                                                       --------------
NET ASSETS ........................................................................    $  438,572,913
                                                                                       ==============
Net assets consist of:
   Undistributed net investment income ............................................    $    1,402,664
   Accumulated net realized gain on investments sold ..............................        49,153,160
   Unrealized appreciation of investments .........................................       138,494,269
   Par value of Common Stock ......................................................            22,791
   Paid-in capital in excess of par value of Common Stock .........................       249,500,029
                                                                                       --------------
   Total Net Assets ...............................................................    $  438,572,913
                                                                                       ==============
Net Asset Value, ($438,572,913 / 22,791,382 shares of common stock outstanding) ...    $        19.24
                                                                                       ==============

--------------------------------------------------------------------------------
 See Notes to Financial Statements.       6

FIRST FINANCIAL FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                YEAR
                                                ENDED
NET INVESTMENT INCOME                      MARCH 31, 2004
                                        --------------------
Income
   Dividends ..........................     $    5,630,409
   Dividends from affiliated companies           1,635,994
   Interest ...........................            595,323
                                            --------------
         Total Investment Income ......          7,861,726
                                            --------------
Expenses
   Investment advisory fee (Note 2) ...          2,648,691
   Legal fees .........................            573,775
   Administration and
      co-administration fees (Note 2) .            495,326
   Insurance expense ..................            203,155
   Custodian fees .....................            114,931
   Directors' fees and expenses (Note 2)           100,968
   Transfer agent's fees and expenses .             36,734
   Interest expense ...................             29,515
   Audit fee ..........................             27,812
   Other ..............................            185,634
                                            --------------
         Total expenses ...............          4,416,541
                                            --------------
Net Investment Income .................          3,445,185
                                            --------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain/(loss) on:
   Securities .........................         90,705,243
   Foreign currencies and net other assets          (7,007)
                                            --------------
Net realized gain on investments
   during the year ....................         90,698,236
                                            --------------
Net change in unrealized appreciation of:
   Securities .........................         79,697,913
   Foreign currencies and net other assets             133
                                            --------------
Net change in unrealized appreciation of
   investments during the year ........         79,698,046
                                            --------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS ........................        170,396,282
                                            --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .............     $  173,841,467
                                            ==============

FIRST FINANCIAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                               YEAR ENDED      YEAR ENDED
INCREASE/(DECREASE) IN                          MARCH 31,       MARCH 31,
NET ASSETS                                        2004            2003
                                              ------------    ------------
Operations
   Net investment income ..................   $  3,445,185    $  3,657,629
   Net realized gain on investments
      sold during the year ................     90,698,236      57,512,075
   Net change in unrealized
      appreciation/(depreciation)
      of investments during the
      year ................................     79,698,046     (16,492,824)
                                              ------------    ------------
   Net increase in net assets
      resulting from operations ...........    173,841,467      44,676,880
                                              ------------    ------------
Dividends and Distributions (Note 1)
   Dividends paid from net
      investment income ...................     (3,576,093)     (3,937,223)
   Distributions paid from net
      realized capital gain to
      shareholders ........................    (59,098,053)    (65,919,006)
Cost of Fund shares reacquired ............    (11,983,796)       (638,426)
                                              ------------    ------------
Net increase/(decrease) in net
   assets for the year ....................     99,183,525     (25,817,775)

NET ASSETS
Beginning of year .........................    339,389,388     365,207,163
                                              ------------    ------------
End of year (including
   undistributed net investment
   income of $1,402,664 and
   $1,578,010 respectively) ...............   $438,572,913    $339,389,388
                                              ============    ============

--------------------------------------------------------------------------------
 See Notes to Financial Statements.        7

FINANCIAL HIGHLIGHTS                                  FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED MARCH 31,
                                                                       -----------------------------------------------------
                                                                         2004       2003        2002       2001       2000
                                                                       --------   --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .................................   $  14.40   $  15.46    $  12.86   $   8.72   $   8.85
                                                                       --------   --------    --------   --------   --------
Net investment income ..............................................       0.15       0.16        0.19       0.14       0.12
Net realized and unrealized gain/(loss) on investments .............       7.36       1.72        3.99       4.09      (0.20)
                                                                       --------   --------    --------   --------   --------
      Total from investment operations .............................       7.51       1.88        4.18       4.23      (0.08)
                                                                       --------   --------    --------   --------   --------
DISTRIBUTIONS
Dividends paid from net investment income ..........................      (0.16)     (0.17)      (0.20)     (0.10)     (0.08)
Distributions paid from net realized capital gains .................      (2.59)     (2.80)      (1.46)        --         --
                                                                       --------   --------    --------   --------   --------
      Total dividends and distributions ............................      (2.75)     (2.97)      (1.66)     (0.10)     (0.08)
                                                                       --------   --------    --------   --------   --------
Net Increase resulting from Fund share repurchase ..................       0.08       0.03        0.08       0.01       0.03
                                                                       --------   --------    --------   --------   --------
Net asset value, end of year (a) ...................................   $  19.24   $  14.40    $  15.46   $  12.86   $   8.72
                                                                       ========   ========    ========   ========   ========
Market price per share, end of year (a) ............................   $  18.30   $  13.97    $  15.75   $  11.29   $ 7.8125
                                                                       ========   ========    ========   ========   ========
TOTAL INVESTMENT RETURN BASED ON
    MARKET VALUE(B) ................................................      51.96%      8.24%      35.20%     49.40%      7.93%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets ............................       1.10%      1.29%       1.00%      2.12%      2.20%
Ratio of net investment income to average net assets ...............       0.86%      0.99%       1.32%      1.33%      1.33%

SUPPLEMENTAL DATA:
Portfolio Turnover Rate ............................................         87%        74%        114%        85%        63%
Net assets, end of year (in 000's) . ...............................   $438,573   $339,389    $365,207   $315,392   $214,662
Number of shares outstanding at the end of year (in 000's) .........     22,791     23,576      23,622     24,525     24,629

------------
(a) NAV and Market Value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.


--------------------------------------------------------------------------------
 See Notes to Financial Statements.           8

NOTES TO FINANCIAL STATEMENTS                         FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

First Financial Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1986, as a closed-end, diversified management investment company. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing at least 80% of investable assets in finance and financial service-related companies, including savings and banking institutions and their holding companies.

--------------------------------------------------------------------------------
NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities for which market quotations are readily available-including securities listed on national securities exchanges and those traded over-the-counter-are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded via NASDAQ are valued at the NASDAQ Official Close Price ("NOCP"). Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgement of the adviser, does not represent fair value, are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

REPURCHASE AGREEMENTS: In connection with the repurchase agreement transactions with United States financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one busi ness day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis, which may require the use of certain estimates by management.

FEDERAL INCOME TAX: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to declare and pay dividends from net investment income and distributions of net realized capital gains, if any, annually.


--------------------------------------------------------------------------------
 See Notes to Financial Statements.          9

NOTES TO FINANCIAL STATEMENTS                         FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences related to income and gains are reclassified to paid-in capital when they arise.

OTHER: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

Wellington Management Company, LLP serves as the Investment Adviser (the "Investment Adviser"). The Investment Adviser makes investment decisions on behalf of the Fund. The Fund pays a quarterly fee at the following annualized rates: 0.75% of the Fund's average month-end net assets up to and including $50 million, and 0.625% of such assets in excess of $50 million.

Fund Administrative Services, LLC ("FAS") serves as the Fund's Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement the Fund pays FAS a monthly fee, calculated at an annual rate of 0.15% of the value of the Fund's average monthly net assets. The equity owners of FAS are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC") and the Lola Brown Trust No. 1B (the "Lola Trust"). The Lola Trust is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

The Fund pays each Director who is not a director, officer or employee of the Adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Co-Administrator. As Co-Administrator, PFPC calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. The Fund pays PFPC a fee on a monthly basis based on average net assets. PFPC Trust Company, an indirect subsidiary of The PNC Financial Services Group Inc. serves as the Fund's Custodian. As compensation to PFPC Trust Company, the Fund pays PFPC Trust Company a monthly fee based on the Fund's average monthly gross assets.

EquiServe Trust Company, N.A. ("EquiServe") serves as the Fund's Common Stock servicing agent ("Transfer Agent"), dividend paying agent and registrar, and as compensation for EquiServe's services as such, the Fund pays EquiServe a monthly fee plus certain out-of-pocket expenses.

--------------------------------------------------------------------------------
NOTE 3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities for the year ended March
31,  2004,  excluding  short-term   investments,   aggregated  $323,187,416  and
$365,255,021,  respectively.

On March 31, 2004, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $143,330,073 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,100,626.

--------------------------------------------------------------------------------
NOTE 4. CAPITAL

At March 31, 2004, 50,000,000 of $0.001 par value Common Stock were authorized and 22,791,382 shares were issued and outstanding.


--------------------------------------------------------------------------------
                                       10

NOTES TO FINANCIAL STATEMENTS                         FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

NOTE 5. SHARE REPURCHASE PROGRAM

In accordance with Section 23 (c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the years ended March 31, 2004 and March 31, 2003, the Fund repurchased 784,800 and 46,205, of its own shares at a weighted average discount of 15.0% and 15.5% with a value of $11,983,796 and $638,426, respectively.

--------------------------------------------------------------------------------
NOTE 6. SIGNIFICANT SHAREHOLDERS

On March 31, 2004, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 9,343,500 shares of Common Stock of the Fund, representing approximately 41.00% of the total Fund shares.

--------------------------------------------------------------------------------
NOTE 7. BORROWINGS

An agreement (the "Agreement") between the Fund and the Custodial Trust Company of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $50,000,000 or the maximum the Fund is permitted to borrow under the Investment Company Act of 1940. At March 31, 2004, there were no loans outstanding.

--------------------------------------------------------------------------------
NOTE 8. DISTRIBUTIONS AND TAX INFORMATION

For the year ended March 31, 2004, the tax character of dividends paid was $24,498,582 of ordinary income (including short-term capital gain) and $38,175,564 of long-term capital gains. As of March 31, 2003, the tax character of dividends paid was $35,717,917 of ordinary income and $34,138,312 of long-term capital gains.

As of March 31, 2004,  the components of  distributable  earnings on a tax basis
were  $1,402,664  of  ordinary  income  (including   short-term  capital  gain),
$50,417,848 of accumulated gains and $137,229,447 of unrealized appreciation.


NOTE 9. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the year with companies in which the Fund owned at least 5% of the voting securities were as follows:

NAME OF                      PURCHASE    SALES     DIVIDEND      MARKET
AFFILIATE                      COST      COST       INCOME       VALUE
---------                      ----      ----       ------       -----
Arbor Realty Trust, Inc.    $5,775,000   $    --   $338,800   $5,775,000
Broadway Financial
  Corporation                       --        --     24,240    1,745,280
CCF Holding Company                 --   161,694     60,456    5,019,787
First Federal
  Bancshares, Inc.              89,926    91,028     89,258    5,512,000
First Regional Bancorp       1,475,000        --         --    3,664,960
FirstFed Bancorp, Inc.              --        --    105,868    2,018,520
North Valley Bancorp                --        --    168,000    5,967,360
Perpetual Federal
  Savings Bank                      --        --    147,678    3,982,320
Provident Financial
  Holdings, Inc.                    --    37,767     92,475   11,860,519
Redwood Financial, Inc.             --        --         --      733,733
River Valley Bancorp                --        --     68,850    2,088,090
St. Landry Financial
  Corporation                       --        --      6,500      858,000
Sterling Eagle                      --        --      7,000    1,000,000
Taylor Capital Trust 1, 9.75%       -- 2,710,625    526,869    4,675,208

--------------------------------------------------------------------------------
                                       11

INDEPENDENT AUDITORS' REPORT                          FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

Board of Directors and Shareholders
First Financial Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of First Financial Fund, Inc., as of March 31, 2004, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2003 and financial highlights for each of the years in the four-year period ended March 31, 2003 were audited by other auditors whose report dated May 28, 2003 expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Financial Fund, Inc. as of March 31, 2004, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                            [GRAPHIC OMITTED]
                                                KPMG LOGO

Boston, Massachusetts
May 21, 2004

--------------------------------------------------------------------------------
                                       12

TAX INFORMATION (UNAUDITED)                           FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

For the fiscal year ended March 31, 2004, the amount of long-term capital gain designated by the Fund was $67,114,745, which is taxable as a 20% rate gain for federal income tax purposes.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2004, 22.81% qualify for the dividend received deduction available to shareholders.

For the fiscal year ended March 31, 2004, 14.65% of the taxable investment income qualifies for the 15% dividend tax rate as of January 1, 2003.

OTHER INFORMATION (UNAUDITED)                         FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a shareholder's specific election to receive cash.

Equiserve Trust Company, N.A. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distribution payable only in cash and the net asset value exceeds the market price of Shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund's shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly-issued shares. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

--------------------------------------------------------------------------------
                                        13

OTHER INFORMATION (UNAUDITED)                         FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

CHANGE IN INDEPENDENT AUDITORS. PricewaterhouseCoopers LLP ("PWC") was the Fund's auditor for the fiscal year ending March 31, 2003, and for the 4 years preceding. PWC's audit reports on the Fund's financial statements for the fiscal years ended March 31, 2003 and March 31, 2002 contained no adverse opinion or disclaimer of opinion, nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's fiscal years ended March 31, 2003 and March 31, 2002 and the interim period commencing April 1, 2003 and ending January 23, 2004, (i) there were no disagreements between the Fund and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On January 23, 2004, the Audit Committee and the Board of Directors voted to appoint KPMG LLP as the Fund's independent auditors for the fiscal year ended March 31, 2004. During the Fund's fiscal years ended March 31, 2003 and March 31, 2002 and the interim period commencing April 1, 2003 and ending January 23, 2004, neither the Fund nor anyone on its behalf had consulted KPMG LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K or reportable events (as described in paragraph (a)(1)(v) of said
Item 304).

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND (UNAUDITED)                    FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

                    INFORMATION ABOUT DIRECTORS AND OFFICERS
Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

NAME, ADDRESS, AGE*              POSITION, LENGTH OF                         PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
                                  TERM SERVED, AND                                                HELD
                                   TERM OF OFFICE                                      DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
RICHARD I. BARR                   Director of the Fund                      Retired; from 1963-2001, Manager of
Age:  65                          since August 2001.                        Advantage Sales and Marketing, Inc.;
                                  Current term expires                      Director and Chairman of the Board,
                                  at Annual Meeting                         Boulder Total Return Fund, Inc.,
                                  for 2004                                  since 1999; Director, Boulder Growth &
                                                                            Income Fund, Inc., since January 2002.
---------------------------------------------------------------------------------------------------------------------------
DR. DEAN JACOBSON                 Director of the Fund                      Founder and President of Forensic
Age: 64                           since August 2003.                        Engineering, Inc. (expert witness for
                                  Current term expires                      litigation)  since 1977; Professor Emeritus
                                  at Annual  Meeting for at                 Arizona State University since 1997.
                                  2006

---------------------------------------------------------------------------------------------------------------------------
JOEL W. LOONEY                    Director and Chairman                     Partner, Financial Management Group,
Age:  42                          of the Board since August                 LLC since July 1999; CFO, Bethany College
                                  2003.  Current term  expires              from  1995-1999; Director, Boulder Total
                                  at  Annual  Meeting                       Return Fund, Inc., since January 2001; for
                                  2005                                      Director, Boulder Growth & Income
                                                                            Fund, Inc., since January 2002.
---------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS**
---------------------------------------------------------------------------------------------------------------------------
SUSAN L. CICIORA                  Director of the Fund                      Owner, Superior Interiors (interior
Age: 40                           since August 2003.                        design for custom homes) since 1995;
                                  Current term expires at                   Corporate Secretary, Ciciora Custom
                                  Annual Meeting                            Builders, LLC since 1995;  Trustee of the
                                  for 2005                                  Brown Trust and the EH Trust;  Director,
                                                                            Boulder Total Return Fund, Inc., since
                                                                            November 2001; Director, Boulder Growth
                                                                            & Income Fund, Inc. since January 2002.

---------------------------------------------------------------------------------------------------------------------------
STEPHEN C. MILLER                 Director of the Fund                      President and General Counsel of
Age:  51                          since August 2003.                        Boulder Investment Advisers, LLC ("BIA");
                                  President of the Fund.                    Manager, Fund Administrative Services,
                                  Current term expires at                   LLC ("FAS"); Vice President of  Stewart
                                  Annual Meeting for                        Investment Advisers ("SIA"); Director
                                  2005                                      and President of Boulder Total Return
                                                                            Fund, Inc., since 1999; Director and Chairman
                                                                            of the Board, Boulder Growth & Income Fund,
                                                                            Inc., since January 2002; President and General
                                                                            Counsel, Horejsi, Inc. (liquidated in 1999);
                                                                            General Counsel, Brown Welding Supply, LLC
                                                                            (sold in 1999); Of  Counsel, Krassa & Miller,
                                                                            LLC since 1991.

---------------------------------------------------------------------------------------------------------------------------
*   Unless otherwise  specified,  the Directors'  respective addresses are c/o First Financial Fund,
    Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.
**  Mr. Miller is an "interested person" because he is an officer of FAS, the Fund's  Administrator.
    Ms. Ciciora is an "interested  person" as a result of the extent of her beneficial  ownership of
    Fund shares and by virtue of her indirect beneficial ownership of FAS.

--------------------------------------------------------------------------------
                                     15

MANAGEMENT OF THE FUND (UNAUDITED)                    FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on August 19, 2003. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board.

NAME, ADDRESS, AGE*              POSITION, LENGTH OF                         PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
                                  TERM SERVED, AND                                                HELD
                                   TERM OF OFFICE                                      DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
CARL D. JOHNS                     Chief Financial Officer,                  Vice President and Treasurer of BIA and Assistant
1680 38th Street,                 Chief Accounting                          Manager of FAS, since April, 1999; Vice President,
Suite 800                         Officer, Vice President                   Chief Financial Officer and Chief Accounting Officer,
Boulder, CO 80301                 and Treasurer since                       Boulder Total Return Fund, Inc., since 1999 and
Age: 41                           August 2003.                              Boulder Growth & Income Fund, Inc., since January
                                  Appointed annually.                       2002.
----------------------------------------------------------------------------------------------------------------------------------

STEPHANIE J. KELLEY               Secretary since August                    Secretary, Boulder Total Return Fund, Inc., since
1680 38th Street,                 2003. Appointed                           October 27, 2000 and Boulder Growth & Income
Suite 800                         annually.                                 Fund Inc., since January 2002; Assistant Secretary and
Boulder, CO 80301                                                           Assistant Treasurer of various Horejsi Affiliates;
Age:  47                                                                    employee of FAS since March 1999.
----------------------------------------------------------------------------------------------------------------------------------

NICOLE L. MURPHEY                 Assistant Secretary                       Assistant Secretary, Boulder Total Return Fund, Inc.,
1680 38th Street,                 since August 2003.                        since October 27, 2000 and Boulder Growth &
Suite 800                         Appointed annually.                       Income Fund, Inc., since January 2002; employee of
Boulder, CO 80301                                                           FAS since July 1999.
Age:  27
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    16

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

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

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

      DIRECTORS
      Richard I. Barr
      Susan L. Ciciora
      Dean Jacobson
      Joel W. Looney
      Stephen C. Miller

      INVESTMENT ADVISER
      Wellington Management Company, LLP
      75 State Street
      Boston, MA 02109

      ADMINISTRATOR
      Fund Administrative Services, LLC
      1680 38th Street, Suite 800
      Boulder, CO 80301

      CUSTODIAN
      PFPC Trust Company
      8800 Tinicum Boulevard
      Philadelphia, PA 19153

      TRANSFER AGENT
      EquiServe Trust Company, N.A.
      P.O. Box 43011
      Providence, RI 02940-3011

      INDEPENDENT ACCOUNTANTS
      KPMG LLP
      99 HighStreet
      Boston, MA 02110-2371

      LEGAL COUNSEL
      Willkie Farr & Gallagher, LLP
      787 Seventh Avenue
      New York, NY 10019-6099

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
1680 38th Street, Suite 800
Boulder, CO 80301

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent and Shareholder Servicing Agent - EquiServe Trust Company, N.A. at

P.O. Box 43011
Providence, RI 02940-3011
(800) 451-6788

www.firstfinancialfund.com

The Fund's CUSIP number is:

320228109

                               [GRAPHIC OMITTED]
                           FIRST FINANCIAL FUND LOGO


                          THE FUND NOW HAS A WEBSITE.
                              YOU CAN VISIT IT AT
                           WWW.FIRSTFINANCIALFUND.COM


                                 ANNUAL REPORT
                                 MARCH 31, 2004

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         As of the end of the period covered by the report, the registrant's board of directors has determined that Joel Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES
----------

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,000 for year ending March 31, 2003 and $23,600 for year ending March 31, 2004.

AUDIT-RELATED FEES
------------------

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for fiscal year ending March 31, 2003 and $0 for fiscal year ending March 31, 2004.

TAX FEES
--------

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,600 for year ending March 31, 2004.

ALL OTHER FEES
--------------
     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Following is Sections 4(d) and (e) of the Fund's Audit Committee Charter covering pre-approval:

              [The Audit Committee shall have the following duties and powers] .
              . .

              (4)(d) to review and pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this sub-section (d) shall be presented to the full Committee at each of its scheduled meetings.

              Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

              Additionally, the Committee shall pre-approve the auditor's engagements for non-audit services with the Fund's investment advisers (each, an "Adviser") and any service providers controlling, controlled by or under common control with an Adviser ("affiliate") that provides ongoing services to the Fund in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund, an Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

              Prohibited Services - The auditor may not perform contemporaneously any of the following non-audit services for the
              Fund: bookkeeping or other services related to the accounting records or financial statements of the Fund; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

              (4)(e) to consider whether the provision by the Fund's auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, is compatible with maintaining the auditor's independence . . .

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.

     (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                           First Financial Fund, Inc.

                            PROXY VOTING PROCEDURES

          The Board of Directors of First Financial Fund, Inc. (the "FUND") hereby adopts the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund (collectively, the "VOTING POLICIES").


  1. POLICY. It is the policy of the Board of Directors of the Fund (the "BOARD") to delegate certain responsibilities for voting proxies relating to portfolio securities held by the Funds to an authorized officer of the Fund, subject to the Board's continuing oversight.1 Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940.

  2. FIDUCIARY DUTY. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Board and other authorized persons exercising this voting responsibility do so as a fiduciary, and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders, and with the goal of maximizing the value of the Fund and the shareholders' investments. Although typically an investment company's adviser votes proxies, for reasons disclosed to and discussed by the Board (e.g., the possibility of aggregating securities of issuers regulated by the Office of Thrift Supervision with like securities of other clients of Wellington Management), the Board has instead delegated its proxy voting responsibility to a Proxy Committee (defined below) made up of Board members and has authorized officers of the Fund to vote proxies that are considered routine (e.g., approval of auditors and uncontested director elections).

  3. PROCEDURES. The following are the procedures adopted by the Board for the administration of this policy:

     a. Review of Proxy Voting Procedures. Management, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the "VOTING GUIDELINES"), and must notify the Board promptly of any material changes. In accordance with the foregoing, Management has developed the Voting Guidelines which are attached hereto as EXHIBIT A.

     b. Voting of Routine Proxies. An authorized Officer of the Fund will vote all routine proxy items for the Fund in accordance with the Voting Guidelines.

     c. Voting of Non-Routine Proxies. With respect to non-routine proxy issues ("NON-ROUTINE PROXIES"), Stephen C. Miller or his successor (i.e., President of the Fund and member of the Board) and at least one independent director (the "PROXY COMMITTEE"), after conducting such necessary due diligence as the Proxy Committee deems appropriate, will make a determination of how to vote, and direct an authorized Officer of the Fund to cause such vote to be cast.

     d. Seeking Advice from the Fund's Adviser. To the extent permitted by law, and to the extent assistance will not adversely affect the ability of Wellington Management ("Wellington") to invest in financial services company securities for other clients, the Proxy Committee may seek, and Wellington has agreed to provide the Proxy Committee with, notice of any special issues that might not be covered by the Voting Guidelines and use its best efforts to keep the Board and Management informed when Non- Routine matters arise or are anticipated. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how the Fund should vote.

     e. Voting Record Reporting. To the extent any Non-Routine Proxies are voted, the Proxy Committee will present a summary of such actions for the Board at the next regular quarterly meeting.

------------------------------
1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

                         Voting Policies and Procedures

No less than annually, Management shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Proxy Committee has identified as involving a conflict of interest2, the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

  4. REVOCATION. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

  5. ANNUAL FILING. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

          1. Name of the issuer of the portfolio security 2. Exchange ticker symbol
          3.   CUSIP # 4. Shareholder meeting date
          5.   Brief indication of the matter voted on
          6.   Whether matter was proposed by the issuer or by a security holder
          7.   Whether the Fund cast its vote on the matter
          8.   How the Fund cast its vote
          9.   Whether the Fund cast its vote for or against management

  6. DISCLOSURES.

     a.  The Fund shall include in any future registration statement:

       i.  A description of the Voting Policies and the Voting Guidelines3; and

       ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds' toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

     b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

       i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Fund's telephone number; or through a specified Internet address; and on the SEC website.5

       ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without

----------------------------
2 As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund.

3 This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

4 This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

5 This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

                         Voting Policies and Procedures

           charge, upon request, by calling the Fund's telephone number; or through a specified Internet address; or both; and on the SEC website.6


7. RECORDKEEPING REQUIREMENTS. SEC Rule 204-2, as amended, requires the Fund to retain:

          1.   Proxy voting policies and procedures
          2.   Proxy statements received regarding client securities
          3.   Records of votes cast on behalf of clients
          4.   Records of written client requests
          5. Any documents prepared by Management material to making a decision how to vote, or that memorialized the basis for the decision.

8. REVIEW OF POLICY. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

--------------------------
6 This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

                          EXHIBIT A - VOTING GUIDLINES

The Fund's proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

CATEGORY                                                  GUIDELINE                                         VOTING

BOARD OF DIRECTOR ISSUES                     The board of directors' primary role is to
                                             protect the interests of all shareholders. Key
                                             functions of the board are to approve the
                                             direction of corporate strategy, ensure
                                             succession of management and evaluate
                                             performance of the corporation as well as
                                             senior management. The board is accountable to
                                             shareholders, and must operate independently
                                             from management.



Routine  Elections                           Generally we will vote with management's             Generally  FOR
                                             recommendation





Board  Classification                        Generally we are opposed to entrenchment             Generally AGAINST
                                             mechanisms and will vote against proposals to
                                             classify a board. We prefer annual election of
                                             directors in order that shareholders have more
                                             power to replace directors deemed to not be
                                             acting in the shareholders' interest.





Independence  of Directors                   The majority of board members should be              We will generally support boards
                                             independent from the corporation, management         that have a majority of board
                                             or a majority shareholder. An independent            members classified as
                                             member should not be a former employee of the        independent.
                                             company or a representative of a key supplier
                                             to or a key client of the company.








Director Indemnification                     Mandatory indemnification of directors and           Generally FOR
                                             officers is necessary to attract quality
                                             candidates.





Director  Attendance                         Board membership requires a significant amount       We look for attendance records
                                             of time in order for responsibilities to be          to be in the 75% participation
                                             executed, and attendance at Board and                range.
                                             Committee meetings is noted.







Term Limits                                  We are more concerned with the performance of        Generally AGAINST but will look
                                             directors and not with the term limits               at on a case-by-case basis.






Separation  of Chair  and CEO                In most cases it is advisable for there to be        In most cases we would support a
                                             a separation between the CEO and the Chair to        recommendation to separate the
                                             enhance separation of management interests and       Chair from the CEO. Lead
                                             shareholders.                                        directors are considered
                                                                                                  acceptable, and in this
                                                                                                  situation an independent
                                                                                                  Corporate Governance committee
                                                                                                  must also be in place.


Committees  of  the  Board                   Audit, Compensation, Governance                      We support the establishment of
                                             and Nominating committees are                        these committees, however
                                             the most significant committees                      independent director membership
                                             of the board.                                        on these committees is the
                                                                                                  primary concern. Two-thirds
                                                                                                  independent membership is
                                                                                                  satisfactory, provided that the
                                                                                                  chair of each committee is
                                                                                                  independent.

Audit Process                                The members of an audit committee should be          We will generally support the
                                             independent directors, and the auditor must          choice of auditors recommended
                                             also be independent. The auditor should report       by the Audit Voting Policies and
                                             directly to the Audit committee and not to           Procedures Committee. In the
                                             management.                                          event that the auditor supplies
                                                                                                  other services for a fee other
                                                                                                  than the audit, each situation
                                                                                                  will be reviewed on a
                                                                                                  case-by-case basis.



                                  Page A-2

CATEGORY                                                  GUIDELINE                                         VOTING



VOTING AND ENTRENCHMENT
ISSUES

Shareholder Right to Call                                                                         Generally  FOR
Special  Meeting



Shareholder  Right to Act by                                                                      Generally  FOR
Written  Consent

Cumulative  Voting                           Our experience has been that cumulative voting       Generally AGAINST, although we
                                             is generally proposed by large shareholders          may consider if the board has
                                             who may wish to exert undue influence on the         been unresponsive to
                                             board.                                               shareholders.



Confidentiality  of Shareholder              Like any other electoral system, the voting at       We will support any proposals to
Voting                                       annual and special meetings should be                introduce or maintain
                                             confidential and free from any potential             confidential voting.
                                             coercion and/or impropriety.


Size of Board of Directors                   Generally boards should be comprised of a            The independence of the board is
                                             minimum of seven to a maximum of fifteen.            a greater concern than the
                                             However the complexity of the company has an         number of members. However
                                             impact on required board size.                       should a change in board size be
                                                                                                  proposed as potentially an
                                                                                                  anti-takeover measure we would
                                                                                                  vote against.






COMPENSATION ISSUES

Director  Compensation                       Directors should be compensated fairly for the       We support recommendations where
                                             time and expertise they devote on behalf of          a portion of the remuneration is
                                             shareholders. We favor directors personally          to be in the form of common
                                             owning shares in the corporation, and that           stock. We do not support options
                                             they receive a substantial portion of their          for directors, and do not
                                             remuneration in the form of shares.                  support retirement bonuses or
                                                                                                  benefits for directors.


MANAGEMENT COMPENSATION                      Compensation plans for executives should be          Executive compensation will be
                                             designed to attract and retain the right             considered on a case-by-case
                                             people with exceptional skills to manage the         basis.
                                             company successfully long-term. These plans
                                             should be competitive within the company's
                                             respective industry without being excessive
                                             and should attempt to align the executive's
                                             interests with the long-term interest of
                                             shareholders.





Stock Options and Incentive                  Compensation plans should be designed to             We will not support plans with
Compensation Plans                           reward good performance of executives. They          options priced below current
                                             should also encourage management to own stock        market value or the lowering of
                                             so as to align their financial interests with        the exercise price on any
                                             those of the shareholders. It is important           previously granted options. We
                                             that these plans are disclosed to the                will not support any plan
                                             shareholders in detail for their approval.           amendment that is not Voting
                                                                                                  Policies and Procedures capped
                                                                                                  or that results in anything but
                                                                                                  negligible dilution. We believe
                                                                                                  that shareholders should have a
                                                                                                  say in all aspects of option
                                                                                                  plans and therefore will not
                                                                                                  support omnibus stock option
                                                                                                  plans or plans where the Board
                                                                                                  is given discretion to set the
                                                                                                  terms. Plans will be considered
                                                                                                  on a case-by-case basis.



                                         Page A-3

CATEGORY                                                  GUIDELINE                                         VOTING

Adopt/Amend  Employee                                                                             Considered on a case-by-case
Stock  Purchase  Plans                                                                            basis.



Golden  Parachutes                           Although we believe that "golden parachutes"         Generally opposed but will
                                             may be a good way to attract, retain and             consider on a case-by-case
                                             encourage objectivity of qualified executives        basis.
                                             by providing financial security in the case of
                                             a change in the structure or control of a
                                             company, golden parachutes can be excessive.


Require Shareholder Approval                                                                      Generally FOR
of Golden Parachutes


TAKEOVER  PROTECTIONS                        Some companies adopt shareholder rights plans        We will review each situation on
                                             that incorporate anti-takeover measures, which       a case-bycase basis. We will
                                             may include: poison pills, crown jewel               generally support proposals that
                                             defense, payment of greenmail, going private         protect the rights and share
                                             transactions, leveraged buyouts, lock-up             value of shareholders.
                                             arrangements, Fair price amendments,
                                             Re-incorporation. Rights plans should be
                                             designed to ensure that all shareholders are
                                             treated equally in the event there is a change
                                             in control of a company. These plans should
                                             also provide the Board with sufficient time to
                                             ensure that the appropriate course of action
                                             is chosen to ensure shareholder interests have
                                             been protected. However, many shareholder
                                             rights plans can be used to prevent bids that
                                             might in fact be in the shareholders best
                                             interests. Depending on their contents, these
                                             plans may also adversely influence current
                                             share prices and long-term shareholder value.



Dual Class Shares                            It is not unusual for certain classes of             Generally AGAINST.
                                             shares to have more than one vote per share.
                                             This is referred to as a dual class share
                                             structure and can result in a minority of
                                             shareholders having the ability to make
                                             decisions that may not be in the best
                                             interests of the majority of shareholders.



Super-Majority  Voting                       Super-majority voting (e.g., 67% of votes cast       Generally AGAINST. We will
Provisions                                   or a majority of outstanding shares), although       generally oppose proposals for
                                             fairly common, can, from a practical point of        voting requirements that are
                                             view, be difficult to obtain, and essentially        greater than a majority of votes
                                             are a bar from effective challenges to               cast. That said, we will review
                                             entrenched management, regardless of                 supermajority proposals on a
                                             performance or popularity. A very high               case-by-case basis.
                                             requirement can be unwieldy and therefore not
                                             in the best interest of the majority of
                                             shareholders.




                                         Page A-3

                              Voting Policies and Procedures


CATEGORY                                                  GUIDELINE                                         VOTING

Issuance  of Authorized  Shares                                                                   Generally  FOR



Issuance of Unlimited  or                    Corporations may increase their                      Generally AGAINST. We will
Additional  Shares                           authorized number of shares in                       generally oppose proposals to
                                             order to implement a stock                           increase the number of
                                             split, to support an acquisition                     authorized shares to
                                             or restructuring plan, to use in                     "unlimited", but will consider
                                             a stock option plan or to                            any proposals to increase the
                                             implement an anti-takeover plan.                     number of authorized shares on a
                                             Shareholders should approve of                       case-by case basis for a valid
                                             the specific business need for                       business purpose.
                                             the increase in the number of
                                             shares and should understand
                                             that the issuance of new shares
                                             can have a significant effect on
                                             the value of existing shares.



Shareholder  Proposals                       Shareholders should have the opportunity to          Shareholder proposals will be
                                             raise their concerns or issues to company            reviewed on a case-by-case
                                             management, the board and other shareholders.        basis.
                                             As long as these proposals deal with
                                             appropriate issues and are not for the
                                             purposes of airing personal grievances or to
                                             obtain publicity, they should be included on
                                             the proxy ballot for consideration.





OTHER MATTERS

Stock Repurchase Plans                                                                            Generally FOR

Stock Splits                                                                                      Generally FOR

Require  Shareholder  Approval
to issue Preferred Stock                                                                          Generally  FOR

Corporate  Loans to  Employees               Corporate loans, or the guaranteeing of loans,       Generally  AGAINST.
                                             to enable employees to purchase company stock
                                             or options should be avoided. These types of
                                             loans can be risky if the company stock
                                             declines or the employee is terminated.



Blank-cheque                                 The authorization of blank-cheque preferred          Generally AGAINST.
Preferred Shares                             shares gives the board of directors' complete
                                             discretion to fix voting, dividend, conversion
                                             and other rights and privileges. Once these
                                             shares have been authorized, the shareholders
                                             have no authority to determine how or when
                                             they will be allocated. There may be valid
                                             business reasons for the issuance of these
                                             shares but the potential for abuse outweighs
                                             the benefits.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) During the period covered by this report , the Fund implemented a protocol for insuring that communications of fair value pricing information for illiquid securities are provided to the Fund's administrator and that appropriate checks and tests are conducted to assure that such communications are timely and accurate.

ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not yet effective.

     (b)      Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Financial Fund, Inc.
           ---------------------------------------------------------------------

By (Signature and Title)*  /S/ Stephen C. Miller
                         -------------------------------------------------------
                          Stephen C. Miller, President & Chief Executive Officer (principal executive officer)

Date                       June 7, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ Stephen C. Miller
                         -------------------------------------------------------
                          Stephen C. Miller, President & Chief Executive Officer (principal executive officer)

Date                       June 7, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ Carl D. Johns
                         -------------------------------------------------------
                          Carl D. Johns, Vice President and Treasurer
                          (principal financial officer)

Date                       June 1, 2004
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.